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             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549
               ------------------------------

                         FORM 8-K
                      CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): February 9, 1999

Service Corporation International (Exact name of Registrant as specified in Charter)


Texas                         1-6402-1                         74-1488375
(State or Other              (Commission                     (IRS Employer
Jurisdiction of              File Number)                  Identification No.)
Incorporation

1929 Allen Parkway
Houston, Texas                                                   77019
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (713)  522-5141


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Item 5.   Other Events.

          On February 9, 1999, Service Corporation International, a Texas corporation (the "Company"), announced results for the fourth quarter of 1998 and for the year ended December 31, 1998, as well as the commencement of class action lawsuits against the Company and certain of its officers and directors, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.
               99.1 Press release dated February 9, 1999 issued by the Company.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SERVICE CORPORATION INTERNATIONAL


Date:  February 9, 1999                      By:  /s/  James M. Shelger
                                             --------------------------
                                                  James M. Shelger
                                                  Senior Vice President,
                                                  General Counsel
                                                  and Secretary


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                        EXHIBIT INDEX

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EXHIBIT NO.      DESCRIPTION
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

99.1             Press release dated February 9, 1999 issued by the Company.

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